UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2015

PEREGRINE PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-17085	95-3698422
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14282 Franklin Avenue, Tustin, California 92780
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (714) 508-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐            Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events.

On January 16, 2015, Peregrine Pharmaceuticals, Inc. issued a press release reporting clinical data from the Phase II investigator-sponsored trial of its investigational immunotherapy drug candidate bavituximab in combination with sorafenib in patients with advanced hepatocellular carcinoma (liver cancer).

A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01        Financial Statements and Exhibits.

(d)       Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit
Number

99.1	Press Release issued January 16, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEREGRINE PHARMACEUTICALS, INC.

Date: January 16, 2015	By: /s/ Paul J. Lytle
Paul J. Lytle
Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release issued January 16, 2015.

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